UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam American Government Income Fund

Semiannual report
3 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PAGVX

Putnam American
Government Income
Fund

Semiannual report
3 | 31 | 17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default, and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to periods of increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

May 10, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various U.S. government bonds (called Treasuries). Treasuries have traditionally been considered a relatively safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBS). MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands.

2 American Government Income Fund

These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different financial entities, such as Putnam American Government Income Fund.

By investing in both Treasuries and MBS, the fund’s manager seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor’s 500 Index is an unmanaged index of common stock performance. The Bloomberg Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds. The Bloomberg Barclays Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between one and ten years.

Understanding mortgage-related securities

MBS (Mortgage-backed securities)

MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation)

Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS.

Ginnie Mae (Government National Mortgage Association)

Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs (Collateralized mortgage obligations)

CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

American Government Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 American Government Income Fund

Mike is a Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund is managed by Jatin Misra, Ph.D., CFA. Jatin has a Ph.D. from the Massachusetts Institute of Technology and a Bachelor of Technology from the Indian Institute of Technology. He has been in the investment industry since he joined Putnam in 2004.

Mike, what was the fund’s investment environment like during the six-month reporting period ended March 31, 2017?

The environment was generally supportive for riskier assets, but challenging for U.S. Treasuries and other interest-rate-sensitive categories, as rates rose.

Credit spreads tightened, reflecting investor demand for credit risk amid improving U.S. economic growth and a positive post-election outlook for 2017. Credit spreads represent the yield advantage bonds with credit risk offer over comparable-maturity Treasuries. They tend to widen when investors become risk averse and tighten when investors are more comfortable taking on additional risk.

Economic data in both the United States and globally were positive overall. In particular, fourth-quarter U.S. gross domestic product [GDP] was revised upward from a 1.9% to a 2.1% annual rate, according to the Commerce Department. This follows growth of 3.5% in the third quarter. In February, the Federal Reserve’s preferred inflation gauge, the Personal Consumption Expenditures Price Index, rose 2.1% from a year earlier, the first time inflation exceeded the central bank’s target in nearly

American Government Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6 American Government Income Fund

five years. The jobless rate in the 19-country eurozone declined to 9.5% in February, the lowest level since 2009.

The Fed increased its target for short-term interest rates by a quarter percentage point twice during the period, raising the federal funds rate to a range of 0.75% to 1%. At the central bank’s mid-March policy meeting, Fed Chair Janet Yellen expressed confidence in the economy and reaffirmed that the board may implement two more increases this year.

Looking at interest rates, the benchmark 10-year Treasury began the reporting period with a yield of 1.57%. It spiked to 2.60% in mid-December in the aftermath of the U.S. presidential election, reflecting investor expectations for higher inflation and the potential for expansionary fiscal policy under the new administration. Following the Fed’s mid-March rate hike, the 10-year yield trended slightly lower and ended the period at 2.39%.

The fund outpaced its benchmark and Lipper peer group average for the six-month period. Which strategies and holdings fueled its favorable relative performance?

Our interest-rate and yield-curve positioning was the primary contributor versus the benchmark. The fund’s duration — a key measure of interest-rate sensitivity — was shorter than that of the benchmark, which aided results during a period when rates rose. Additionally, we positioned the portfolio to benefit from a potentially steeper U.S. Treasury yield curve — a strategy that also proved additive as the curve steepened during the period.

Our holdings of agency interest-only collateralized mortgage obligations [IO CMOs] provided a further boost to relative performance. IO CMOs benefited from higher interest rates, particularly in the fourth quarter of 2016. A combination of rising rates and mortgage lending that continued to be constrained by stringent bank lending standards kept mortgage prepayment speeds below market expectations.

Within IO CMOs, we focused on securities backed by mortgage pools that we believed would be less sensitive to refinancing risk. These included securities structured from jumbo loans and reverse mortgages.

A jumbo mortgage is a home loan for an amount that exceeds conforming loan limits established by regulation.

A reverse mortgage allows a homeowner to borrow money against the value of his or her home. Normally, the mortgage does not have to be repaid until the borrower dies or the home is sold. As a result, unlike conventional home mortgages, reverse mortgages are generally insensitive to the direction of interest rates. In an effort to find investment opportunities that are less susceptible to refinancing risk, Putnam has developed the capability to identify what we believe are attractive opportunities among IO CMOs backed by reverse mortgages.

What detracted versus the benchmark?

Various relative-value trades in to-be-announced commitments [TBAs] and specific mortgage pools modestly detracted.

TBAs allow us to invest in agency pass-throughs for a fixed price at a future date. Frequently, TBAs are more liquid than regular pass-throughs, and may represent a better value in terms of their total return potential.

The fund is preparing to increase its per-share dividend. What factors led to this decision?

In May 2017, the fund’s dividend rate per class A share will rise from $0.015 to $0.018. This increase is made possible due to a higher level of income in the portfolio. Similar increases will be made to other share classes.

How did you use derivatives during the period?

We used interest-rate swaps and options to hedge the risks inherent in the fund’s duration and yield-curve positioning, to

American Government Income Fund 7

isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk.

What is your outlook for the months ahead?

As we look at the world today, we see economic activity picking up and inflation levels beginning to rise. Higher commodity prices appear to be working their way into final prices, which is leading to fairly persistent pricing pressures in the United States and elsewhere. In our view, global economies appear to be normalizing, and we think this is particularly true in the United States. Given this normalization, we think the level of interest rates remains too low.

Within this environment, we think the Fed’s tone has changed somewhat. For some time now, the central bank has emphasized that its policy was data-dependent — particularly data related to employment and inflation levels. After years of employing stimulative monetary policy in an effort to ward off deflation, the Fed has now shifted its focus to inflation. We believe this new phase of monetary policy is driven by a central bank that is becoming more concerned with the possibility that the economy could outperform forecasts. Consequently, we do expect the Fed to increase rates at least twice more this year, and we believe these increases could occur sooner than the market is currently forecasting.

How do you plan to position the fund in light of this outlook?

Within this environment, we expect to generally keep the fund’s duration below that of the benchmark, but may make tactical adjustments to duration over the near term.

We also plan to maintain our end-of-period positioning in the “mortgage basis,” which is a strategy that seeks to exploit the yield differential between current-coupon, 30-year agency pass-throughs, and 30-year Treasuries. At some point, we expect the Fed to begin reducing its portfolio of agency pass-throughs. When the central bank begins this process, the market impact of Fed sales could drive mortgage rates higher versus Treasury yields. If that occurs, our mortgage basis positioning may benefit.

We think IO CMOs may continue to be less sensitive to modest rate declines since residential mortgage lending appears to

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8 American Government Income Fund

be more constrained than it was several years ago. Against that backdrop, we plan to continue emphasizing securities structured from mortgages that we believe have a lower likelihood of being refinanced should interest rates fall.

Lastly, we continue to like reverse-mortgage IO CMOs. We think they offer a combination of reduced rate sensitivity, reasonable liquidity [ease of trading at favorable bid/ask spreads], and attractive yield spreads.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

American Government Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (3/1/85)
Before sales charge	5.80%	52.02%	4.28%	6.13%	1.20%	2.20%	0.73%	0.30%	–1.69%

After sales charge	5.66	45.94	3.85	1.89	0.37	–1.89	–0.63	–3.72	–5.62

Class B (5/20/94)
Before CDSC	5.56	43.20	3.66	2.16	0.43	–0.16	–0.05	–0.47	–2.09

After CDSC	5.56	43.20	3.66	0.28	0.06	–3.01	–1.01	–5.37	–6.95

Class C (7/26/99)
Before CDSC	5.00	41.04	3.50	2.26	0.45	–0.15	–0.05	–0.44	–2.07

After CDSC	5.00	41.04	3.50	2.26	0.45	–0.15	–0.05	–1.42	–3.04

Class M (2/14/95)
Before sales charge	5.50	48.37	4.02	4.78	0.94	1.37	0.45	0.13	–1.80

After sales charge	5.39	43.55	3.68	1.38	0.27	–1.93	–0.65	–3.12	–4.99

Class R (4/1/03)
Net asset value	5.54	48.35	4.02	4.82	0.95	1.38	0.46	0.13	–1.82

Class R5 (7/2/12)
Net asset value	5.93	56.14	4.56	7.70	1.49	3.05	1.01	0.70	–1.54

Class R6 (7/2/12)
Net asset value	5.94	56.62	4.59	8.02	1.56	3.27	1.08	0.71	–1.49

Class Y (7/2/01)
Net asset value	5.92	55.79	4.53	7.46	1.45	2.92	0.96	0.57	–1.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 American Government Income Fund

Comparative index returns For periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg Barclays
Government Bond	6.64%	44.89%	3.78%	8.19%	1.59%	6.26%	2.04%	–1.34%	–3.07%
Index

Lipper General U.S.
Government Funds	5.82	38.64	3.28	6.27	1.20	5.27	1.71	–1.35	–3.06
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17, there were 106, 101, 97, 92, 78, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR5	ClassR6	Class Y

Number	6		6	6	6		6	6	6	6

Income	$0.090		$0.057	$0.058	$0.079		$0.078	$0.103	$0.108	$0.102

Capital gains	—		—	—	—		—	—	—	—

Total	$0.090		$0.057	$0.058	$0.079		$0.078	$0.103	$0.108	$0.102

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/16	$8.84	$9.21	$8.76	$8.80	$8.92	$9.22	$8.86	$8.83	$8.81	$8.81

3/31/17	8.60	8.96	8.52	8.56	8.68	8.97	8.62	8.59	8.57	8.57

Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate[1]	2.09%	2.01%	1.41%	1.40%	1.80%	1.74%	1.81%	2.37%	2.52%	2.38%

Current
30-day
SEC yield[2]	N/A	2.40	1.75	1.75	N/A	2.18	2.25	2.82	2.89	2.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

American Government Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 9/30/16*	0.94%	1.69%	1.69%	1.19%	1.19%	0.62%	0.55%	0.69%

Annualized expense ratio
for the six-month period
ended 3/31/17	0.94%	1.69%	1.69%	1.19%	1.19%	0.62%	0.55%	0.69%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.65	$8.34	$8.34	$5.88	$5.88	$3.07	$2.72	$3.41

Ending value (after expenses)	$983.10	$979.10	$979.30	$982.00	$981.80	$984.60	$985.10	$984.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 American Government Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.73	$8.50	$8.50	$5.99	$5.99	$3.13	$2.77	$3.48

Ending value (after expenses)	$1,020.24	$1,016.50	$1,016.50	$1,019.00	$1,019.00	$1,021.84	$1,022.19	$1,021.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

American Government Income Fund 13

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

14 American Government Income Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

American Government Income Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 American Government Income Fund

The fund’s portfolio 3/31/17 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (91.8%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (11.8%)

Government National Mortgage Association Pass-Through Certificates

6.00%, 1/15/29	$2	$2

5.00%, TBA, 4/1/47	4,000,000	4,300,312

4.50%, with due dates from 12/20/40 to 9/20/45	2,243,377	2,411,299

4.50%, TBA, 4/1/47	2,000,000	2,136,094

4.00%, with due dates from 7/20/44 to 5/20/46	9,060,664	9,809,804

3.50%, with due dates from 1/20/45 to 8/20/45	21,887,182	22,745,370

3.00%, TBA, 4/1/47	8,000,000	8,071,250

		49,474,131

U.S. Government Agency Mortgage Obligations (80.0%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates

7.50%, 10/1/29	317,526	367,605

6.00%, 9/1/21	2,915	3,106

5.50%, with due dates from 7/1/19 to 8/1/19	49,899	51,655

4.50%, with due dates from 1/1/37 to 3/1/45	2,133,834	2,325,143

4.00%, 9/1/45	1,747,633	1,855,904

3.50%, with due dates from 8/1/43 to 10/1/46	2,639,351	2,707,653

3.00%, with due dates from 3/1/43 to 7/1/43	3,229,244	3,218,347

Federal National Mortgage Association Pass-Through Certificates

6.00%, with due dates from 2/1/36 to 5/1/41	2,132,440	2,421,716

6.00%, with due dates from 4/1/21 to 8/1/22	356,310	379,958

6.00%, TBA, 4/1/47	2,000,000	2,261,250

5.50%, with due dates from 2/1/35 to 1/1/38	3,667,125	4,089,104

5.50%, with due dates from 9/1/17 to 2/1/21	91,010	95,269

5.50%, TBA, 4/1/47	5,000,000	5,554,688

5.00%, 3/1/21	6,395	6,700

4.50%, with due dates from 3/1/39 to 5/1/45	5,717,268	6,207,924

4.50%, TBA, 4/1/47	12,000,000	12,869,063

4.00%, with due dates from 5/1/43 to 6/1/46	12,096,622	12,799,978

4.00%, with due dates from 5/1/19 to 9/1/20	22,627	23,390

4.00%, TBA, 4/1/47	16,000,000	16,783,750

3.50%, with due dates from 10/1/42 to 1/1/47	28,237,655	29,078,947

3.50%, TBA, 5/1/47	44,000,000	44,919,530

3.50%, TBA, 4/1/47	63,000,000	64,447,034

3.00%, with due dates from 12/1/42 to 10/1/46	34,615,726	34,501,894

3.00%, TBA, 4/1/47	68,000,000	67,426,250

2.50%, TBA, 4/1/47	24,000,000	22,882,500

		337,278,358

Total U.S. government and agency mortgage obligations (cost $387,716,339)		$386,752,489

	Principal
U.S. TREASURY OBLIGATIONS (32.2%)*	amount	Value

U.S. Treasury Bonds

7.125%, 2/15/23	$12,085,000	$15,461,247

6.25%, 8/15/23	17,682,000	22,029,976

4.50%, 8/15/39 # ∆ §	42,774,000	54,015,542

U.S. Treasury Notes 0.625%, 5/31/17	44,000,000	43,986,593

Total U.S. treasury obligations (cost $130,348,223)		$135,493,358

American Government Income Fund 17

	Principal
MORTGAGE-BACKED SECURITIES (31.8%)*	amount	Value

Agency collateralized mortgage obligations (31.8%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 22.122%, 4/15/37	$245,725	$375,576

IFB Ser. 2976, Class LC, 21.075%, 5/15/35	81,373	118,219

IFB Ser. 2979, Class AS, 20.929%, 3/15/34	1,361	1,367

IFB Ser. 3072, Class SM, 20.452%, 11/15/35	243,513	350,461

IFB Ser. 3249, Class PS, 19.265%, 12/15/36	106,704	148,693

IFB Ser. 3065, Class DC, 17.123%, 3/15/35	1,605,716	2,308,597

IFB Ser. 2990, Class LB, 14.614%, 6/15/34	299,176	358,429

IFB Ser. 3232, Class KS, IO, 5.388%, 10/15/36	1,037,889	138,818

IFB Ser. 4136, Class ES, IO, 5.338%, 11/15/42	2,878,506	401,551

IFB Ser. 4436, Class SC, IO, 5.238%, 2/15/45	5,111,316	942,016

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	2,277,782	483,118

Ser. 4018, Class DI, IO, 4.50%, 7/15/41	3,192,788	467,201

Ser. 4329, Class MI, IO, 4.50%, 6/15/26	4,417,071	501,965

Ser. 4546, Class PI, IO, 4.00%, 12/15/45	6,001,082	1,039,387

Ser. 4601, Class IC, IO, 4.00%, 12/15/45	4,958,225	804,224

Ser. 4530, Class HI, IO, 4.00%, 11/15/45	4,677,491	818,093

Ser. 4500, Class GI, IO, 4.00%, 8/15/45	3,701,401	734,802

Ser. 4425, IO, 4.00%, 1/15/45	4,385,009	850,473

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	3,282,443	720,496

Ser. 4116, Class MI, IO, 4.00%, 10/1/42	5,353,121	1,081,962

Ser. 4019, Class JI, IO, 4.00%, 5/15/41	4,139,288	630,414

Ser. 3996, Class IK, IO, 4.00%, 3/15/39	3,753,216	345,053

Ser. 4621, Class QI, IO, 3.50%, 10/15/46	7,221,632	1,204,857

Ser. 4165, Class AI, IO, 3.50%, 2/15/43	2,508,752	422,574

Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	5,556,549	757,285

Ser. 4122, Class AI, IO, 3.50%, 10/15/42	3,599,693	477,521

Ser. 4199, Class CI, IO, 3.50%, 12/15/37	3,544,148	300,189

Ser. 304, Class C37, IO, 3.50%, 12/15/27	3,175,519	317,139

FRB Ser. 57, Class 2A1, 3.482%, 7/25/43	913	986

Ser. 4150, Class DI, IO, 3.00%, 1/15/43	4,665,519	594,854

Ser. 4141, Class PI, IO, 3.00%, 12/15/42	3,732,655	444,447

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	8,240,476	897,141

Ser. 4165, Class TI, IO, 3.00%, 12/15/42	9,183,481	953,245

Ser. 4171, Class NI, IO, 3.00%, 6/15/42	6,380,588	682,340

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,996,176	298,120

Ser. 4201, Class JI, IO, 3.00%, 12/15/41	5,335,853	503,962

Ser. 3939, Class EI, IO, 3.00%, 3/15/26	3,982,292	256,098

Ser. 315, PO, zero %, 9/15/43	11,111,603	8,590,401

Ser. 3835, Class FO, PO, zero %, 4/15/41	5,088,547	4,332,379

Ser. 3391, PO, zero %, 4/15/37	62,216	52,647

Ser. 3300, PO, zero %, 2/15/37	34,063	29,310

Ser. 3210, PO, zero %, 5/15/36	11,509	10,402

Ser. 3326, Class WF, zero %, 10/15/35	10,269	7,730

FRB Ser. 3117, Class AF, zero %, 2/15/36	7,841	5,995

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 34.01%, 7/25/36	179,827	325,375

IFB Ser. 05-74, Class NK, 22.592%, 5/25/35	70,122	97,246

IFB Ser. 06-8, Class HP, 20.967%, 3/25/36	217,699	342,638

18 American Government Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.8%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

IFB Ser. 07-53, Class SP, 20.601%, 6/25/37	$285,611	$417,067

IFB Ser. 08-24, Class SP, 19.684%, 2/25/38	1,571,347	2,146,242

IFB Ser. 05-122, Class SE, 19.664%, 11/25/35	331,925	446,929

IFB Ser. 05-75, Class GS, 17.305%, 8/25/35	214,403	277,917

IFB Ser. 05-106, Class JC, 17.08%, 12/25/35	372,377	540,382

IFB Ser. 05-83, Class QP, 14.842%, 11/25/34	92,630	114,290

IFB Ser. 11-4, Class CS, 10.937%, 5/25/40	737,915	845,483

IFB Ser. 11-123, Class KS, IO, 5.618%, 10/25/41	791,467	139,963

IFB Ser. 13-103, Class SK, IO, 4.938%, 10/25/43	2,003,058	428,610

Ser. 15-16, Class MI, IO, 4.50%, 4/25/45	3,699,640	790,798

FRB Ser. 03-W11, Class A1, 4.326%, 6/25/33	42	44

FRB Ser. 04-W7, Class A2, 4.02%, 3/25/34	292	327

Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	2,931,015	529,379

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	2,240,493	350,838

Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	2,216,882	301,995

Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	4,395,507	525,880

FRB Ser. 03-W14, Class 2A, 3.791%, 1/25/43	921	995

FRB Ser. 03-W3, Class 1A4, 3.637%, 8/25/42	1,558	1,735

Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	8,364,045	1,354,223

Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	4,622,310	651,674

Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	1,874,773	255,007

Ser. 13-22, Class PI, IO, 3.50%, 10/25/42	4,984,893	940,754

Ser. 12-114, Class NI, IO, 3.50%, 10/25/41	4,898,963	793,560

FRB Ser. 04-W2, Class 4A, 3.023%, 2/25/44	659	675

Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	3,131,444	369,510

Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	8,077,057	906,145

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,831,532	327,042

Ser. 13-8, Class NI, IO, 3.00%, 12/25/42	3,930,866	415,472

Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	2,853,555	221,721

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,338,223	198,749

Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	5,221,093	465,774

Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	3,856,997	418,098

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	3,366,901	235,616

Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	4,871,981	348,200

Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	3,106,821	225,245

Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	4,047,140	459,755

FRB Ser. 07-95, Class A3, 1.232%, 8/27/36	11,444,382	11,053,004

FRB Ser. 01-50, Class B1, IO, 0.402%, 10/25/41	4,786,416	56,839

Ser. 01-79, Class BI, IO, 0.302%, 3/25/45	1,077,906	9,937

Ser. 08-53, Class DO, PO, zero %, 7/25/38	176,458	159,802

Ser. 07-64, Class LO, PO, zero %, 7/25/37	34,802	31,847

Ser. 07-44, Class CO, PO, zero %, 5/25/37	72,200	59,705

Ser. 08-36, Class OV, PO, zero %, 1/25/36	25,829	22,374

FRB Ser. 88-12, Class B, zero %, 2/25/18	105	105

Government National Mortgage Association

Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	3,626,773	856,825

IFB Ser. 11-81, Class SB, IO, 5.777%, 11/16/36	2,429,732	225,309

IFB Ser. 13-182, Class SP, IO, 5.722%, 12/20/43	3,874,962	727,912

American Government Income Fund 19

	Principal
MORTGAGE-BACKED SECURITIES (31.8%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

IFB Ser. 11-156, Class SK, IO, 5.622%, 4/20/38	$3,951,118	$834,674

Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	4,654,911	1,000,247

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	2,587,746	553,933

Ser. 14-76, IO, 5.00%, 5/20/44	3,570,180	733,214

Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	3,717,446	699,655

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,928,277	408,966

Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	864,822	185,331

Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	343,901	20,190

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	2,098,299	443,528

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	6,463,062	1,373,750

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	4,761,216	1,016,234

Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	6,456,904	1,259,088

Ser. 12-129, IO, 4.50%, 11/16/42	3,743,252	839,312

Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	4,360,162	880,317

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	1,988,388	272,707

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	5,557,741	1,098,654

Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	6,079,411	1,235,336

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,751,113	352,672

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,213,442	243,012

Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	3,142,901	690,060

Ser. 11-81, Class PI, IO, 4.50%, 12/20/37	366,142	4,104

Ser. 16-69, IO, 4.00%, 5/20/46	6,578,324	1,086,476

Ser. 16-27, Class IB, IO, 4.00%, 11/20/45	4,047,372	725,965

Ser. 15-94, IO, 4.00%, 7/20/45	969,298	223,857

Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	4,882,081	1,014,936

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	3,294,907	721,657

Ser. 15-40, IO, 4.00%, 3/20/45	2,558,257	544,228

Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	7,357,038	996,069

Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	1,630,775	284,097

Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	4,398,747	797,123

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,932,163	340,796

Ser. 14-104, IO, 4.00%, 3/20/42	4,862,661	857,287

Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	2,318,268	243,151

Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	2,998,020	360,080

Ser. 10-114, Class MI, IO, 4.00%, 3/20/39	3,728,274	322,804

Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	3,295,495	561,559

Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	8,233,811	1,074,381

Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	9,487,013	1,274,438

Ser. 16-4, Class JI, IO, 3.50%, 1/20/46	6,173,692	1,020,079

Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	4,410,975	690,406

Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	5,621,919	912,393

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,294,487	369,183

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	2,186,580	353,264

Ser. 12-136, IO, 3.50%, 11/20/42	4,846,703	998,096

Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	2,439,503	336,873

Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	3,079,987	364,670

Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	1,660,429	129,442

Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	2,102,692	290,375

20 American Government Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.8%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	$5,996,813	$853,694

Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	2,286,921	228,939

Ser. 14-147, Class MI, IO, 3.50%, 7/20/39	7,251,026	483,208

Ser. 15-99, Class TI, IO, 3.50%, 4/20/39	7,382,068	735,623

Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	5,942,633	805,985

Ser. 14-160, Class IB, IO, 3.00%, 11/20/40	5,373,125	493,253

Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	3,667,990	327,130

Ser. 17-H03, Class KI, IO, 2.774%, 1/20/67	8,549,819	1,151,122

Ser. 16-H23, Class NI, IO, 2.591%, 10/20/66	8,915,012	1,237,404

Ser. 15-H22, Class GI, IO, 2.58%, 9/20/65	10,366,052	1,376,612

Ser. 16-H13, Class IK, IO, 2.576%, 6/20/66	11,235,828	1,453,635

Ser. 16-H03, Class AI, IO, 2.371%, 1/20/66	8,800,899	946,097

Ser. 16-H04, Class HI, IO, 2.36%, 7/20/65	5,880,588	640,396

Ser. 17-H08, Class GI, IO, 2.313%, 2/20/67	6,040,000	822,950

Ser. 16-H06, Class AI, IO, 2.286%, 2/20/66	5,858,325	593,448

Ser. 16-H27, Class GI, IO, 2.273%, 12/20/66	9,169,043	1,288,251

Ser. 16-H07, Class PI, IO, 2.248%, 3/20/66	14,225,438	1,858,198

Ser. 15-H25, Class BI, IO, 2.205%, 10/20/65	6,288,465	684,185

FRB Ser. 15-H16, Class XI, IO, 2.202%, 7/20/65	4,541,141	525,864

Ser. 17-H06, Class MI, IO, 2.17%, 2/20/67	10,057,950	1,280,377

Ser. 15-H20, Class CI, IO, 2.17%, 8/20/65	14,776,483	1,736,266

Ser. 16-H04, Class KI, IO, 2.122%, 2/20/66	10,302,174	895,001

Ser. 15-H22, Class AI, IO, 2.115%, 9/20/65	16,604,314	1,770,020

Ser. 15-H13, Class AI, IO, 2.101%, 6/20/65	8,549,071	967,114

Ser. 15-H10, Class HI, IO, 2.098%, 4/20/65	13,268,297	1,381,230

Ser. 16-H11, Class HI, IO, 2.083%, 1/20/66	19,986,780	2,198,546

Ser. 16-H06, Class HI, IO, 2.058%, 2/20/66	7,784,407	752,752

Ser. 15-H24, Class HI, IO, 2.034%, 9/20/65	10,206,565	838,980

Ser. 16-H10, Class AI, IO, 2.014%, 4/20/66	14,524,134	1,201,146

Ser. 16-H17, Class DI, IO, 2.013%, 7/20/66	9,221,408	1,097,348

Ser. 14-H21, Class AI, IO, 1.967%, 10/20/64	9,966,685	954,808

Ser. 16-H06, Class DI, IO, 1.917%, 7/20/65	9,801,284	897,798

Ser. 15-H23, Class TI, IO, 1.885%, 9/20/65	9,307,649	964,272

Ser. 16-H18, Class QI, IO, 1.87%, 6/20/66	8,360,594	1,074,336

Ser. 14-H25, Class BI, IO, 1.676%, 12/20/64	7,651,045	654,164

Ser. 17-H06, Class EI, 1.565%, 2/20/67	5,170,416	412,475

Ser. 16-H08, Class GI, IO, 1.421%, 4/20/66	8,054,117	501,771

FRB Ser. 11-H07, Class FI, IO, 1.224%, 2/20/61	31,778,012	1,296,543

Ser. 10-158, Class OP, PO, zero %, 12/20/40	300,000	250,690

Ser. 10-151, Class KO, PO, zero %, 6/16/37	268,688	222,949

Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,312	2,777

Total mortgage-backed securities (cost $130,482,240)		$134,071,575

	Principal
ASSET-BACKED SECURITIES (0.9%)*	amount	Value

Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1.882%, 2/25/49	$3,936,000	$3,936,000

Total asset-backed securities (cost $3,936,000)		$3,936,000

American Government Income Fund 21

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)*

Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.3125/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3125	$45,206,200	$76,398

1.54/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.54	67,809,300	61,028

(1.495)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	67,809,300	56,960

1.495/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	67,809,300	37,295

1.698/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.698	67,809,300	16,274

2.265/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.265	33,904,700	15,596

Barclays Bank PLC

2.62/3 month USD-LIBOR-BBA/May-37	May-17/2.62	22,603,100	256,093

1.425/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.425	67,809,300	25,089

(2.60)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.60	33,904,700	10,171

Citibank, N.A.

2.25/3 month USD-LIBOR-BBA/Sep-27	Sep-17/2.25	45,206,200	418,609

1.6125/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.6125	90,412,400	99,454

2.297/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.297	33,904,700	46,449

(1.34)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34	67,809,300	33,227

2.163/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.163	33,904,700	14,918

1.34/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34	67,809,300	68

Credit Suisse International

(2.58)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.58	45,206,200	6,781

Goldman Sachs International

1.86375/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.86375	67,809,300	18,987

JPMorgan Chase Bank N.A.

2.4427/3 month USD-LIBOR-BBA/May-27	May-17/2.4427	22,603,100	202,976

2.9498/3 month USD-LIBOR-BBA/May-27	May-17/2.9498	22,603,100	156,639

2.3525/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3525	22,603,100	62,837

1.426/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.426	67,809,300	23,055

Total purchased swap options outstanding (cost $3,910,903)			$1,638,904

PURCHASED OPTIONS OUTSTANDING (0.1%)*

	Expiration
	date/strike	Contract
	price	amount	Value

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/$98.51	$13,000,000	$124,202

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/98.63	13,000,000	115,115

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Jun-17/98.76	13,000,000	106,444

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	May-17/98.95	13,000,000	77,246

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Call)	Apr-17/102.50	50,000,000	44,500

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.95	13,000,000	18,941

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.83	13,000,000	16,263

Federal National Mortgage Association 30 yr 3.50% TBA
commitments (Put)	May-17/100.71	13,000,000	13,910

Total purchased options outstanding (cost $977,970)			$516,621

22 American Government Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (2.9%)*		shares	Value

Interest in $250,000,000 joint tri-party repurchase agreement dated 3/31/17 with HSBC Bank USA, National Association due
4/3/17 — maturity value of $8,594,559 for an effective yield of 0.780% (collateralized by various mortgage backed securities with a coupon rate of 4.000% and due dates ranging from
1/20/45 to 10/20/46, valued at $255,001,975)		$8,594,000	$8,594,000

Putnam Government Money Market Fund 0.62% L	Shares	3,215,046	3,215,046

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.62% P	Shares	$550,000	550,000

Total short-term investments (cost $12,359,046)			$12,359,046

TOTAL INVESTMENTS

Total investments (cost $669,730,721)			$674,767,993

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $421,411,422.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $361,456,103 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

American Government Income Fund 23

FUTURES CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	5	$754,219	Jun-17	$(3,916)

U.S. Treasury Bond Ultra 30 yr (Short)	1	160,625	Jun-17	1,162

U.S. Treasury Note 2 yr (Long)	187	40,476,735	Jun-17	(29,560)

U.S. Treasury Note 5 yr (Long)	678	79,818,610	Jun-17	(122,771)

U.S. Treasury Note 10 yr (Long)	409	50,946,063	Jun-17	(147,111)

U.S. Treasury Note Ultra 10 yr (Long)	1	133,891	Jun-17	(314)

Total				$(302,510)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/17 (premiums $4,876,164) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.8625/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8625	$33,904,700	$34

(1.728)/3 month USD-LIBOR-BBA/Jul-20	Jul-17/1.728	22,603,100	31,192

(2.6475)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.6475	45,206,200	33,001

2.082/3 month USD-LIBOR-BBA/Jul-20	Jul-17/2.082	22,603,100	34,809

(2.01)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.01	45,206,200	55,604

(1.993)/3 month USD-LIBOR-BBA/Jun-18	Jun-17/1.993	67,809,300	92,899

Barclays Bank PLC

2.83/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.83	33,904,700	136

2.715/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.715	33,904,700	1,356

(2.13975)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.13975	67,809,300	2,034

(2.905)/3 month USD-LIBOR-BBA/May-27	May-17/2.905	22,603,100	116,180

(2.40)/3 month USD-LIBOR-BBA/May-27	May-17/2.40	22,603,100	152,571

(2.435)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.435	33,904,700	218,007

Citibank, N.A.

1.942/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.942	22,603,100	23

(1.652)/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.652	22,603,100	23

2.8945/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.8945	33,904,700	678

2.7655/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.7655	33,904,700	2,712

(2.0625)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/2.0625	90,412,400	91,317

(2.206)/3 month USD-LIBOR-BBA/Jun-27	Jun-17/2.206	45,206,200	177,208

Credit Suisse International

2.81/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.81	45,206,200	45

2.695/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.695	45,206,200	452

(2.43)/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.43	45,206,200	249,990

Goldman Sachs International

(1.63875)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.63875	67,809,300	68

(1.75125)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.75125	67,809,300	1,356

JPMorgan Chase Bank N.A.

(2.06)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/2.06	67,809,300	14,918

(2.69)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.69	22,603,100	26,672

(2.05)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.05	22,603,100	44,302

24 American Government Income Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/17 (premiums $4,876,164) (Unaudited) cont.

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A. cont.

(2.6657)/3 month USD-LIBOR-BBA/May-37	May-17/2.6657	$22,603,100	$350,347

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/.00	6,128,000	288,788

Total			$1,986,722

WRITTEN OPTIONS OUTSTANDING at 3/31/17 (premiums $977,969) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/$99.20	$13,000,000	$79,326

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.32	13,000,000	72,514

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.45	13,000,000	66,118

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/99.88	13,000,000	46,839

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/100.01	13,000,000	42,172

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Jun-17/100.13	13,000,000	37,869

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Put)	May-17/98.95	13,000,000	72,176

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.38	13,000,000	9,217

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.26	13,000,000	7,813

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/100.13	13,000,000	6,604

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.81	13,000,000	4,264

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.69	13,000,000	3,575

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	May-17/99.56	13,000,000	3,003

Federal National Mortgage Association 30 yr 3.50%
TBA commitments (Put)	Apr-17/102.50	50,000,000	138,250

Total			$589,740

American Government Income Fund 25

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.

(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	$6,780,900	$(727,591)	$(13,765)

2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	6,780,900	(239,027)	(26,039)

(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	6,780,900	(239,027)	(30,514)

2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	6,780,900	(727,591)	(60,269)

(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	6,780,900	612,654	87,406

2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	6,780,900	612,654	44,211

Barclays Bank PLC

2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	6,780,900	(94,594)	(1,560)

(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	6,780,900	(94,594)	(18,783)

Goldman Sachs International

(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	1,356,200	(171,220)	2,034

2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	1,356,200	(171,220)	(1,939)

JPMorgan Chase Bank N.A.

2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	6,780,900	(946,783)	(23,326)

(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	6,780,900	(946,783)	(74,183)

2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	6,780,900	643,846	91,474

(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	6,780,900	643,846	29,158

Total			$(1,845,430)	$3,905

TBA SALE COMMITMENTS OUTSTANDING at 3/31/17 (proceeds receivable $231,772,266) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4.00%, 5/1/47	$2,000,000	5/11/17	$2,093,906

Federal National Mortgage Association, 4.00%, 4/1/47	16,000,000	4/12/17	16,783,750

Federal National Mortgage Association, 3.50%, 4/1/47	63,000,000	4/12/17	64,447,034

Federal National Mortgage Association, 3.00%, 5/1/47	68,000,000	5/11/17	67,304,061

Federal National Mortgage Association, 3.00%, 4/1/47	68,000,000	4/12/17	67,426,250

Government National Mortgage Association, 4.00%, 4/1/47	3,000,000	4/20/17	3,168,985

Government National Mortgage Association, 3.50%, 4/1/47	12,000,000	4/20/17	12,443,437

Total			$233,667,423

26 American Government Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$178,144,100 E	$(14,007)	6/21/19	1.75%	3 month USD-	$(88,115)
				LIBOR-BBA

8,840,000 E	6,131	6/21/22	2.20%	3 month USD-	(27,761)
				LIBOR-BBA

2,574,000 E	1,767	6/21/27	2.50%	3 month USD-	(14,452)
				LIBOR-BBA

14,443,900 E	102,792	6/21/47	3 month USD-	2.70%	196,793
			LIBOR-BBA

13,795,500 E	(183)	4/4/27	3 month USD-	2.39859%	9,184
			LIBOR-BBA

Total	$96,500				$75,649

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$1,092,825	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$9,536
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,249,842	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(9,621)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

226,285	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,307
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

450,936	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(880)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,883,068	—	1/12/40	4.00% (1 month	Synthetic MBX Index	19,195
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

46,714	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(152)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

973,734	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,189)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

429,667	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,776
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

370,232	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,734)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

78,594	—	1/12/40	4.50% (1 month	Synthetic MBX Index	686
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

American Government Income Fund 27

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

$1,671,036	$—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	$(6,706)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

792,870	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,586)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

877,866	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	6,570
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

64,843	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(576)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,815,537	—	1/12/40	5.00% (1 month	Synthetic MBX Index	7,785
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

32,686,352	—	1/12/41	5.00% (1 month	Synthetic MBX Index	288,170
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

25,118,957	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(126,845)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.

823,719	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,262
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

89,569	—	1/12/41	5.00% (1 month	Synthetic MBX Index	790
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International

225,615	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,989
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,281,942	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	9,594
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,138,639	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(8,521)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

128,117	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(1,139)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

781,746	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(6,871)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

512,528	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(4,505)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

28 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

$512,247	$—	1/12/45	3.50% (1 month	Synthetic TRS Index	$(5,913)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,234,985	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(23,882)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,761,971	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	13,009
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International

1,192,446	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,890)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

919,883	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,001)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,043,055	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(5,940)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,155,415	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,769)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,456,414	—	1/12/41	5.00% (1 month	Synthetic MBX Index	30,473
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,101,437	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(23,875)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,101,437	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(23,875)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,706,821	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,619)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

641,214	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,238)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

665,981	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(3,038)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

195,126	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(381)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,338,758	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,613)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

909,153	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,591)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

American Government Income Fund 29

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$2,338,178	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(11,807)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,090,993	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,509)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

86,711	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(438)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

231,170	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,167)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

454,751	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,483)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,306,810	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,263)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,043,061	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(15,727)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,280,866	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(17,558)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,066,155	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(4,033)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,532,186	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(19,492)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,722,341	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	12,889
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,245,637	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	16,664
			USD-LIBOR	3.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.

162,374	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,199)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

255,631	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,887)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,722,116	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	12,888
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

30 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Securities LLC

$1,915,966	$—	1/12/44	4.00% (1 month	Synthetic TRS Index	$(14,144)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,308,829	—	1/12/42	(4.00%) 1 month	Synthetic TRS Index	110,147
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$—				$158,073

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$3,936,000	$—

Mortgage-backed securities	—	134,071,575	—

Purchased options outstanding	—	516,621	—

Purchased swap options outstanding	—	1,638,904	—

U.S. government and agency mortgage obligations	—	386,752,489	—

U.S. treasury obligations	—	135,493,358	—

Short-term investments	3,765,046	8,594,000	—

Totals by level	$3,765,046	$671,002,947	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(302,510)	$—	$—

Written options outstanding	—	(589,740)	—

Written swap options outstanding	—	(1,986,722)	—

Forward premium swap option contracts	—	3,905	—

TBA sale commitments	—	(233,667,423)	—

Interest rate swap contracts	—	(20,851)	—

Total return swap contracts	—	158,073	—

Totals by level	$(302,510)	$(236,102,758)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 31

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $666,515,675)	$671,552,947
Affiliated issuers (identified cost $3,215,046) (Notes 1 and 5)	3,215,046

Cash	970

Interest and other receivables	3,126,994

Receivable for shares of the fund sold	547,572

Receivable for investments sold	1,553,696

Receivable for sales of delayed delivery securities (Note 1)	178,547,140

Receivable for variation margin (Note 1)	1,498,478

Unrealized appreciation on forward premium swap option contracts (Note 1)	254,283

Unrealized appreciation on OTC swap contracts (Note 1)	551,730

Prepaid assets	67,274

Total assets	860,916,130

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	199,033,224

Payable for shares of the fund repurchased	722,078

Payable for compensation of Manager (Note 2)	137,773

Payable for custodian fees (Note 2)	50,173

Payable for investor servicing fees (Note 2)	135,471

Payable for Trustee compensation and expenses (Note 2)	280,407

Payable for administrative services (Note 2)	1,711

Payable for distribution fees (Note 2)	248,714

Payable for variation margin (Note 1)	1,327,891

Unrealized depreciation on OTC swap contracts (Note 1)	393,657

Unrealized depreciation on forward premium swap option contracts (Note 1)	250,378

Written options outstanding, at value (premiums $5,854,133) (Notes 1 and 3)	2,576,462

TBA sale commitments, at value (proceeds receivable $231,772,266) (Note 1)	233,667,423

Collateral on certain derivative contracts, at value (Note 1)	550,000

Other accrued expenses	129,346

Total liabilities	439,504,708

Net assets	$421,411,422

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$472,600,463

Undistributed net investment income (Note 1)	2,524,400

Accumulated net realized loss on investments (Note 1)	(60,068,344)

Net unrealized appreciation of investments	6,354,903

Total — Representing net assets applicable to capital shares outstanding	$421,411,422

(Continued on next page)

32 American Government Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($364,484,140 divided by 42,404,968 shares)	$8.60

Offering price per class A share (100/96.00 of $8.60)*	$8.96

Net asset value and offering price per class B share ($4,130,743 divided by 484,889 shares)**	$8.52

Net asset value and offering price per class C share ($13,484,631 divided by 1,575,889 shares)**	$8.56

Net asset value and redemption price per class M share ($938,846 divided by 108,215 shares)	$8.68

Offering price per class M share (100/96.75 of $8.68)†	$8.97

Net asset value, offering price and redemption price per class R share
($3,961,051 divided by 459,777 shares)	$8.62

Net asset value, offering price and redemption price per class R5 share
($620,190 divided by 72,234 shares)	$8.59

Net asset value, offering price and redemption price per class R6 share
($5,406,773 divided by 630,879 shares)	$8.57

Net asset value, offering price and redemption price per class Y share
($28,385,048 divided by 3,311,366 shares)	$8.57

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 33

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $659 from investments in affiliated issuers) (Note 5)	$7,058,530

Total investment income	7,058,530

EXPENSES

Compensation of Manager (Note 2)	867,438

Investor servicing fees (Note 2)	419,616

Custodian fees (Note 2)	28,114

Trustee compensation and expenses (Note 2)	11,609

Distribution fees (Note 2)	581,927

Administrative services (Note 2)	7,722

Other	189,789

Fees waived and reimbursed by Manager (Note 2)	(3,773)

Total expenses	2,102,442

Expense reduction (Note 2)	(1,097)

Net expenses	2,101,345

Net investment income	4,957,185

Net realized loss on investments (Notes 1 and 3)	(7,407,516)

Net realized gain on swap contracts (Note 1)	3,791,965

Net realized loss on futures contracts (Note 1)	(2,874,603)

Net realized gain on written options (Notes 1 and 3)	277,804

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(6,937,538)

Net loss on investments	(13,149,888)

Net decrease in net assets resulting from operations	$(8,192,703)

The accompanying notes are an integral part of these financial statements.

34 American Government Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$4,957,185	$10,272,668

Net realized loss on investments	(6,212,350)	(9,426,987)

Net unrealized appreciation (depreciation) of investments	(6,937,538)	9,874,958

Net increase (decrease) in net assets resulting
from operations	(8,192,703)	10,720,639

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,940,655)	(9,821,014)

Class B	(30,371)	(83,952)

Class C	(100,446)	(293,237)

Class M	(8,823)	(25,693)

Class R	(39,876)	(111,245)

Class R5	(7,477)	(17,213)

Class R6	(72,913)	(138,965)

Class Y	(346,039)	(1,081,399)

Decrease from capital share transactions (Note 4)	(32,160,519)	(52,153,998)

Total decrease in net assets	(44,899,822)	(53,006,077)

NET ASSETS

Beginning of period	466,311,244	519,317,321

End of period (including undistributed net investment
income of $2,524,400 and $2,113,815, respectively)	$421,411,422	$466,311,244

* Unaudited.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class A

March 31, 2017**	$8.84	.10	(.25)	(.15)	(.09)	—	(.09)	$8.60	(1.69)*	$364,484	.47*[g]	1.14*[g]	502*[d]

September 30, 2016	8.85	.18	.02	.20	(.21)	—	(.21)	8.84	2.26	399,297	.91[f]	2.09[f]	993[d]

September 30, 2015	9.08	.15	(.13)	.02	(.25)	—	(.25)	8.85	.18	440,591.88		1.62	970[d]

September 30, 2014	8.95	.19	.15	.34	(.21)	—	(.21)	9.08	3.85	493,752.88		2.07	597[d]

September 30, 2013	9.23	.16	(.28)	(.12)	(.16)	—	(.16)	8.95	(1.31)	518,546.87		1.76	533[e]

September 30, 2012	9.83	.14	.08	.22	(.34)	(.48)	(.82)	9.23	2.48	647,310.87		1.51	345[e]

Class B

March 31, 2017**	$8.76	.07	(.25)	(.18)	(.06)	—	(.06)	$8.52	(2.09)*	$4,131	.85*[g]	.76*[g]	502*[d]

September 30, 2016	8.77	.12	.01	.13	(.14)	—	(.14)	8.76	1.52	5,094	1.66[f]	1.34[f]	993[d]

September 30, 2015	9.01	.08	(.14)	(.06)	(.18)	—	(.18)	8.77	(.67)	5,292	1.63	.86	970[d]

September 30, 2014	8.87	.12	.16	.28	(.14)	—	(.14)	9.01	3.22	6,698	1.63	1.33	597[d]

September 30, 2013	9.15	.09	(.28)	(.19)	(.09)	—	(.09)	8.87	(2.06)	8,898	1.62	.98	533[e]

September 30, 2012	9.75	.07	.08	.15	(.27)	(.48)	(.75)	9.15	1.73	14,017	1.62	.75	345[e]

Class C

March 31, 2017**	$8.80	.07	(.25)	(.18)	(.06)	—	(.06)	$8.56	(2.07)*	$13,485	.85*[g]	.76*[g]	502*[d]

September 30, 2016	8.81	.12	.01	.13	(.14)	—	(.14)	8.80	1.52	17,009	1.66[f]	1.34[f]	993[d]

September 30, 2015	9.05	.08	(.14)	(.06)	(.18)	—	(.18)	8.81	(.66)	15,413	1.63	.88	970[d]

September 30, 2014	8.91	.12	.16	.28	(.14)	—	(.14)	9.05	3.19	14,298	1.63	1.33	597[d]

September 30, 2013	9.19	.09	(.28)	(.19)	(.09)	—	(.09)	8.91	(2.07)	17,232	1.62	.97	533[e]

September 30, 2012	9.79	.07	.08	.15	(.27)	(.48)	(.75)	9.19	1.75	31,003	1.62	.72	345[e]

Class M

March 31, 2017**	$8.92	.09	(.25)	(.16)	(.08)	—	(.08)	$8.68	(1.80)*	$939	.60*[g]	1.01*[g]	502*[d]

September 30, 2016	8.92	.16	.02	.18	(.18)	—	(.18)	8.92	2.06	977	1.16[f]	1.84[f]	993[d]

September 30, 2015	9.16	.13	(.15)	(.02)	(.22)	—	(.22)	8.92	(.20)	1,465	1.13	1.38	970[d]

September 30, 2014	9.02	.17	.16	.33	(.19)	—	(.19)	9.16	3.66	1,403	1.13	1.82	597[d]

September 30, 2013	9.29	.13	(.27)	(.14)	(.13)	—	(.13)	9.02	(1.47)	1,476	1.12	1.41	533[e]

September 30, 2012	9.89	.12	.08	.20	(.32)	(.48)	(.80)	9.29	2.20	2,750	1.12	1.25	345[e]

Class R

March 31, 2017**	$8.86	.09	(.25)	(.16)	(.08)	—	(.08)	$8.62	(1.82)*	$3,961	.60*[g]	1.01*[g]	502*[d]

September 30, 2016	8.86	.16	.02	.18	(.18)	—	(.18)	8.86	2.09	4,734	1.16[f]	1.84[f]	993[d]

September 30, 2015	9.10	.12	(.14)	(.02)	(.22)	—	(.22)	8.86	(.20)	5,423	1.13	1.37	970[d]

September 30, 2014	8.96	.17	.16	.33	(.19)	—	(.19)	9.10	3.69	6,341	1.13	1.83	597[d]

September 30, 2013	9.24	.14	(.28)	(.14)	(.14)	—	(.14)	8.96	(1.57)	7,712	1.12	1.52	533[e]

September 30, 2012	9.84	.12	.08	.20	(.32)	(.48)	(.80)	9.24	2.20	8,542	1.12	1.24	345[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 American Government Income Fund	American Government Income Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class R5

March 31, 2017**	$8.83	.11	(.25)	(.14)	(.10)	—	(.10)	$8.59	(1.54)*	$620	.31*[g]	1.30*[g]	502*[d]

September 30, 2016	8.83	.21	.02	.23	(.23)	—	(.23)	8.83	2.66	630	.62[f]	2.38[f]	993[d]

September 30, 2015	9.07	.17	(.14)	.03	(.27)	—	(.27)	8.83	.33	679.60		1.91	970[d]

September 30, 2014	8.93	.18	.20	.38	(.24)	—	(.24)	9.07	4.25	599.60		1.98	597[d]

September 30, 2013	9.21	.19	(.29)	(.10)	(.18)	—	(.18)	8.93	(1.05)	10.59		2.05	533[e]

September 30, 2012†	9.22	.03	.01	.04	(.05)	—	(.05)	9.21	.47*	10	.15*	.28*	345[e]

Class R6

March 31, 2017**	$8.81	.11	(.24)	(.13)	(.11)	—	(.11)	$8.57	(1.49)*	$5,407	.28*[g]	1.33*[g]	502*[d]

September 30, 2016	8.83	.21	.01	.22	(.24)	—	(.24)	8.81	2.56	5,945	.55[f]	2.45[f]	993[d]

September 30, 2015	9.06	.18	(.13)	.05	(.28)	—	(.28)	8.83	.55	4,359.53		1.98	970[d]

September 30, 2014	8.93	.21	.17	.38	(.25)	—	(.25)	9.06	4.24	4,024.53		2.37	597[d]

September 30, 2013	9.21	.21	(.29)	(.08)	(.20)	—	(.20)	8.93	(.93)	2,452.52		2.38	533[e]

September 30, 2012†	9.22	.03	.02	.05	(.06)	—	(.06)	9.21	.49*	10	.13*	.30*	345[e]

Class Y

March 31, 2017**	$8.81	.11	(.25)	(.14)	(.10)	—	(.10)	$8.57	(1.56)*	$28,385	.35*[g]	1.26*[g]	502*[d]

September 30, 2016	8.83	.21	—	.21	(.23)	—	(.23)	8.81	2.43	32,625	.66[f]	2.34[f]	993[d]

September 30, 2015	9.06	.17	(.13)	.04	(.27)	—	(.27)	8.83	.45	46,096.63		1.89	970[d]

September 30, 2014	8.93	.21	.16	.37	(.24)	—	(.24)	9.06	4.14	36,568.63		2.31	597[d]

September 30, 2013	9.21	.18	(.28)	(.10)	(.18)	—	(.18)	8.93	(1.05)	20,689.62		1.99	533[e]

September 30, 2012	9.81	.16	.08	.24	(.36)	(.48)	(.84)	9.21	2.75	30,489.62		1.69	345[e]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	1,141%

September 30, 2012	1,152

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund in effect during the period. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of less than 0.01%.

The accompanying notes are an integral part of these financial statements.

38 American Government Income Fund	American Government Income Fund 39

Notes to financial statements 3/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam American Government Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short-to long-term maturities. Under normal circumstances, the fund invests at least 80% of its net assets in U.S. government securities. The fund may invest up to 20% of the fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that Putnam Management determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

40 American Government Income Fund

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

American Government Income Fund 41

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps.

42 American Government Income Fund

Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

American Government Income Fund 43

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $720,820 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,180,727 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

44 American Government Income Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$43,619,445	$—	$43,619,445

The aggregate identified cost on a tax basis is $679,479,147, resulting in gross unrealized appreciation and depreciation of $7,400,931 and $12,112,085, respectively, or net unrealized depreciation of $4,711,154.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.198% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management.  Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund.  For the reporting period, management fees paid were reduced by $3,773 relating to the fund’s investment in Putnam Government Money Market Fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

American Government Income Fund 45

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$365,614	Class R5	376

Class B	4,427	Class R6	1,452

Class C	14,438	Class Y	28,102

Class M	935	Total	$419,616

Class R	4,272

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,097 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $340, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following classes of shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$471,185

Class B	1.00%	1.00%	22,834

Class C	1.00%	1.00%	74,484

Class M	1.00%	0.50%	2,410

Class R	1.00%	0.50%	11,014

Total			$581,927

46 American Government Income Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,996 and $105 from the sale of class A and class M shares, respectively, and received $1,183 and $48 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$2,679,140,918	$2,836,641,689

U.S. government securities (Long-term)	—	—

Total	$2,679,140,918	$2,836,641,689

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap	Written swap	Written option
	option contract	option	contract	Written option
	amounts	premiums	amounts	premiums

Written options outstanding at the	$777,289,350	$4,045,059	$—	$—
beginning of the reporting period

Options opened	3,261,629,200	9,822,581	653,000,000	3,239,531

Options exercised	(124,317,100)	(603,910)	—	—

Options expired	(1,247,141,000)	(2,888,801)	—	—

Options closed	(1,526,656,650)	(5,498,765)	(434,000,000)	(2,261,562)

Written options outstanding at the	$1,140,803,800	$4,876,164	$219,000,000	$977,969
end of the reporting period

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,513,373	$13,082,965	4,758,184	$41,819,394

Shares issued in connection with
reinvestment of distributions	385,094	3,308,046	921,582	8,085,388

	1,898,467	16,391,011	5,679,766	49,904,782

Shares repurchased	(4,677,851)	(40,301,842)	(10,298,835)	(90,497,191)

Net decrease	(2,779,384)	$(23,910,831)	(4,619,069)	$(40,592,409)

American Government Income Fund 47

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	24,715	$212,715	141,291	$1,229,986

Shares issued in connection with
reinvestment of distributions	3,009	25,634	8,309	72,256

	27,724	238,349	149,600	1,302,242

Shares repurchased	(124,406)	(1,063,007)	(171,507)	(1,493,184)

Net decrease	(96,682)	$(824,658)	(21,907)	$(190,942)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	77,199	$666,606	1,285,851	$11,249,189

Shares issued in connection with
reinvestment of distributions	9,528	81,522	26,695	233,198

	86,727	748,128	1,312,546	11,482,387

Shares repurchased	(444,168)	(3,814,488)	(1,128,596)	(9,866,431)

Net increase (decrease)	(357,441)	$(3,066,360)	183,950	$1,615,956

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	21,461	$187,126	6,629	$58,735

Shares issued in connection with
reinvestment of distributions	978	8,478	2,484	21,987

	22,439	195,604	9,113	80,722

Shares repurchased	(23,795)	(206,501)	(63,679)	(563,702)

Net decrease	(1,356)	$(10,897)	(54,566)	$(482,980)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	78,501	$675,768	134,461	$1,184,765

Shares issued in connection with
reinvestment of distributions	4,631	39,876	12,654	111,245

	83,132	715,644	147,115	1,296,010

Shares repurchased	(157,852)	(1,361,563)	(224,439)	(1,979,878)

Net decrease	(74,720)	$(645,919)	(77,324)	$(683,868)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	5,502	$47,238	7,230	$63,536

Shares issued in connection with
reinvestment of distributions	871	7,477	1,965	17,213

	6,373	54,715	9,195	80,749

Shares repurchased	(5,562)	(47,536)	(14,620)	(128,287)

Net increase (decrease)	811	$7,179	(5,425)	$(47,538)

48 American Government Income Fund

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	57,045	$489,604	248,548	$2,177,740

Shares issued in connection with
reinvestment of distributions	8,514	72,913	15,882	138,965

	65,559	562,517	264,430	2,316,705

Shares repurchased	(109,328)	(935,694)	(83,674)	(732,749)

Net increase (decrease)	(43,769)	$(373,177)	180,756	$1,583,956

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	659,273	$5,677,634	1,819,593	$15,946,867

Shares issued in connection with
reinvestment of distributions	38,045	326,149	97,738	855,036

	697,318	6,003,783	1,917,331	16,801,903

Shares repurchased	(1,087,038)	(9,339,639)	(3,439,200)	(30,158,076)

Net decrease	(389,720)	$(3,335,856)	(1,521,869)	$(13,356,173)

At the close of the reporting period, Putnam Investments, LLC owned 1,224 class R5 shares of the fund (1.7% of class R5 shares outstanding), valued at $10,514.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Government Money
Market Fund*	$5,000,000	$ —	$1,784,954	$659	$3,215,046

Totals	$5,000,000	$—	$1,784,954	$659	$3,215,046

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2).

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

American Government Income Fund 49

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest	$—	$—	$1,281,618	$—	$—	$—	$—	$—	$—	$—	$1,281,618
rate swap contracts§

OTC Total return	—	336,025	—	8,052	24,592	60,026	—	12,888	110,147	—	551,730
swap contracts*#

Futures contracts§	—	—	—	—	—	—	—	—	—	216,860	216,860

Forward premium swap	131,617	—	—	—	—	2,034	—	120,632	—	—	254,283
option contracts #

Purchased swap options **#	263,551	291,353	—	612,725	6,781	18,987	—	445,507	—	—	1,638,904

Purchased options **#	—	—	—	—	—	—	—	516,621	—	—	516,621

Repurchase agreements **	—	—	—	—	—	—	8,594,000	—	—	—	8,594,000

Total Assets	$395,168	$627,378	$1,281,618	$620,777	$31,373	$81,047	$8,594,000	$1,095,648	$110,147	$216,860	$13,054,016

Liabilities:

Centrally cleared interest	—	—	1,327,891	—	—	—	—	—	—	—	1,327,891
rate swap contracts§

OTC Total return	—	157,289	—	—	50,831	168,307	—	3,086	14,144	—	393,657
swap contracts*#

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—

Forward premium swap	130,587	20,343	—	—	—	1,939	—	97,509	—	—	250,378
option contracts #

Written swap options #	247,539	490,284	—	271,961	250,487	1,424	—	725,027	—	—	1,986,722

Written options #	—	—	—	—	—	—	—	589,740	—	—	589,740

Total Liabilities	$378,126	$667,916	$1,327,891	$271,961	$301,318	$171,670	$—	$1,415,362	$14,144	$—	$4,548,388

Total Financial and	$17,042	$(40,538)	$(46,273)	$348,816	$(269,945)	$(90,623)	$8,594,000	$(319,714)	$96,003	$216,860	$8,505,628
Derivative Net Assets

Total collateral	$17,042	$(40,538)	$—	$348,816	$(269,945)	$(90,623)	$8,594,000	$(319,714)	$—	$—
received (pledged)†##

Net amount	$—	$—	$(46,273)	$—	$—	$—	$—	$—	$96,003	$216,860

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

50 American Government Income Fund	American Government Income Fund 51

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$180,000,000

Purchased swap option contracts (contract amount)	$1,127,500,000

Written TBA commitment option contracts (contract amount) (Note 3)	$265,500,000

Written swap option contracts (contract amount)	$1,385,100,000

Futures contracts (number of contracts)	2,000

Centrally cleared interest rate swap contracts (notional)	$473,500,000

OTC total return swap contracts (notional)	$240,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not accounted	Statement of		Statement of
for as hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	$3,066,068*	depreciation	$3,648,388*

Total		$3,066,068		$3,648,388

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(848,293)	$(2,874,603)	$3,791,965	$69,069

Total	$(848,293)	$(2,874,603)	$3,791,965	$69,069

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(191,816)	$(759,927)	$222,640	$(729,103)

Total	$(191,816)	$(759,927)	$222,640	$(729,103)

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

52 American Government Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA027 305775 5/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017